EXHIBIT (10)(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statements of Additional Information and to the use of our reports: (1) dated January 31, 2005 with respect to the financial statements of certain subaccounts of Transamerica Life Insurance Company Separate Account VA B, which are available for investment by contract owners of the Transamerica Landmark Variable Annuity, (2) dated January 31, 2005 with respect to the financial statements of certain subaccounts of Transamerica Life Insurance Company Separate Account VA B, which are available for investment by contract owners of the Transamerica Landmark ML Variable Annuity, and (3) dated February 18, 2005 with respect to the statutory-basis financial statements and schedules of Transamerica Life Insurance Company, included in Post-Effective Amendment No. 37 to the Registration Statement (Form N-4 No. 33-33085) and related Prospectus of the Transamerica Landmark Variable Annuity.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 25, 2005